UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  October 28, 2010

Geo Point Technologies, Inc.
(Exact name of registrant as specified in its charter)

Utah	000-53182	11-3797590
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

257 East 200 South, Suite 490
Salt Lake City, UT		84111
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		(801) 810-4662

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01—COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On May 7, 2010, Geo Point Technologies, Inc. (the “Company”), entered into a Share Exchange Agreement (the “Agreement”) with Summit Trustees PLLC, a Utah professional limited liability company (“Summit”), to acquire all of the issued and outstanding stock of GSM Oil Holdings Ltd., a limited liability company organized in Cyprus (“GSM”).  Summit acted for the benefit and on behalf of certain beneficial stockholders of GSM.  On October 28, 2010, the Company completed the acquisition of all the assets and business of GSM in exchange for 26,808,000 shares of the Company’s common stock.  Pursuant to the terms of the Agreement, GSM became a wholly owned subsidiary of the Company, and the GSM shareholders assumed the controlling interest in Geo Point Technologies, Inc.  GSM recently completed the acquisition of Sinur Oil LLP, a limited liability partnership organized in Kazakhstan (“Sinur”), through its wholly owned subsidiary, GSM OIL B.V., a Dutch private company limited by shares (the “Subsidiary”).

The primary assets of Sinur include an oil refinery in Karatau, Kazakhstan.  The refinery consists of a main refining stack that has a processing capacity of approximately 2,000 tons of crude oil per month.  The refinery is located on a 4.3 hectare site that contains the refining equipment, storage tanks, administrative buildings, boilers, pumps, a warehouse, and a rail spur.  It is currently operating.  The three main refined products are diesel fuel, gasoline, and mazut, a heating oil.  The Company intends to continue the business of Sinur.

The amount of the consideration given for the acquisition was determined pursuant to arm’s-length negotiations between the parties.  Prior to consummation of the Agreement, the Company shared no common officers, directors, or affiliates with Summit, Sinur, GSM, or the Subsidiary.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

In connection with the closing of the Agreement described in Item 2.01, the Company issued 26,808,000 shares of common stock to the beneficial stockholders of GSM.  Each of the stockholders of GSM represented in writing that it was not a resident of the United States, that it was acquiring the shares for investment and not with a view toward resale or public distribution of such shares, and acknowledged that the shares had not been registered under the Securities Act of 1933 (the “Securities Act”) and constituted “restricted securities” as that term is defined in Rule 144 promulgated under the Securities Act.  The certificates representing the shares will bear a restrictive legend.  This transaction was conducted in reliance on Regulation S.

ITEM 5.01—CHANGES IN CONTROL OF REGISTRANT

As disclosed in Item 2.01 above, on October 28, 2010, the Company acquired all of the assets and business of GSM in exchange for 26,808,000 shares of the Company’s common stock, which represents 89% of the issued and outstanding common shares of the Company.  Gafur Kassymov received 10,000,000 shares of common stock, and the other 15 GSM shareholders received the remaining 16,808,000 shares.

The parties to the transaction have agreed that William Lachmar will resign from the board of directors, and Gafur Kassymov will be appointed as a director to fill the vacancy created by his resignation, and that Mr. Kassymov will be acting as Chairman of the Board of Directors.

ITEM 5.02—DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On October 28, 2010, William Lachmar resigned as a director of the Company.  Mr. Lachmar’s resignation was not the result of any disagreement between Mr. Lachmar and the Company on any matter relating to the Company’s operations, policies, or practices.  Mr. Lachmar had served as a director since the Company’s incorporation and will continue in his capacity as Manager of Environmental Remediation.

On the same date, the Company’s board of directors appointed Gafur Kassymov, 58, to the board of directors.  Mr Kassymov has been the General Director of Sinur Oil LLP, overseeing company management and operations.  He has been involved in the oil refinery’s development since its inception in 2005.  Permanently residing in the Republic of Kazakhstan, Mr. Kassymov is the Chairman of the Uzbek Ethnic Cultural Association in the Republic of Kazakhstan, a non-governmental and non-political body.  Mr. Kassymov is a member of the Kazakhstan People’s Assembly (KPA), chaired by the President of Kazakhstan.  Mr. Kassymov studied at Leningrad Electrotechnical School, and then continued his education in Kazakhstan where he graduated from Dzambyl University with a bachelor's degree in engineering and economics.  He also holds a degree of jurisprudence studies from Auylie-Ata University where he completed his post-graduate education in 2000.  Mr. Kassymov, however, is not a practicing attorney.

The details of Mr. Kassymov’s compensation for service as a director have not yet been determined.

EXPLANATORY NOTE

The information in Item 7.01 of this report, including Exhibit 99.01, is being furnished pursuant to Item 7.01 of Form 8-K and General Instruction B.2 thereunder.  Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On November 1, 2010, Geo Point Technologies, Inc., issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

(a)           Financial Statements of Business Acquired.  Pursuant to the requirements of Item 2.01 of Form 8-K, the Company will file audited financial statements for the business acquired in an amendment to this report on or before January 11, 2011.

(b)           Pro Forma Information.  See subparagraph (a) above.

(c)           Shell Company Transactions.  Not applicable.

(d)           The following are filed as exhibits to this report:

Exhibit Number*	Title of Document	Location

2	Plan of Acquisition, Reorganization, Arrangement, Liquidation, or Succession
2.02	Share Exchange Agreement among Geo Point Technologies, Inc., GSM Oil Holdings Limited, and Summit Trustees PLLC, dated May 7, 2010	Incorporated by reference from annual report on Form 10-K for the year ended March 31, 2010, filed July 14, 2010.

99	Miscellaneous
99.01	Press release dated November 1, 2010	Attached
_______________
*
All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.  Omitted numbers in the sequence refer to documents previously filed as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEO POINT TECHNOLOGIES, INC.
Registrant

Date: November 1, 2010	By:	/s/ Jeffrey T. Jensen
Jeffrey T. Jensen
President and Chief Executive Officer